SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant To Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 19,1999


                        PHILADELPHIA SUBURBAN CORPORATION
             (Exact name of registrant as specified in its charter)


 Pennsylvania                      1-6659                     23-1702594
--------------                   -----------             ---------------------
(State or other                  (Commission                 (IRS Employer
jurisdiction of                  File Number)            Identification Number)
incorporation)


  762 W. Lancaster Avenue, Bryn Mawr, Pennsylvania                    19010
  ------------------------------------------------                  ----------
     (Address of principal executive offices)                       (Zip Code)


                                 (610) 527-8000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



                                 Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.  Other Events

     The Registrant hereby files as Exhibit 99.5 the consolidated financial statements of Philadelphia Suburban Corporation as of December 31, 1998 and 1997 and for each of the years in the three-year period ended December 31, 1998, which have been restated to reflect the recent business combination with Consumers Water Company accounted for under the pooling-of-interests method of accounting, the notes thereto and the independent auditors' report of KPMG LLP.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c) Exhibits

             (i) Consolidated balance sheets and statements of capitalization of Philadelphia Suburban Corporation and subsidiaries as of December 31, 1998 and 1997, and the related consolidated statements of income and cash flow for each of the years in the three-year period ended December 31, 1998.

             (ii) Consent of KPMG LLP.







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

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            PHILADELPHIA SUBURBAN CORPORATION



Date: November 19, 1999                      /s/  Roy H. Stahl
                                            ------------------------------------
                                            Name:   Roy H. Stahl
                                            Title:  Senior Vice President and
                                                    General Counsel









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


                                  EXHIBIT INDEX

Exhibit                                                                           Page
-------                                                                           ----
23     Consent of KPMG LLP.                                                         5

99.5   Consolidated balance sheets and statements of capitalization of              6
       Philadelphia Suburban Corporation and subsidiaries as of December
       31, 1998 and 1997, and the related consolidated statements of income and cash flow for each of the years in the three-year period ended
       December 31, 1998.











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